Rule 497(e)
                                                             File Nos. 333-70963
                                                                   and 811-09201

                         Key Business VUL -- Prospectus

           A Flexible Premium Variable Universal Life Insurance Policy
             offered by Great-West Life & Annuity Insurance Company
                in connection with its COLI VUL-2 Series Account


                     Supplement effective August 29, 2000 to
                           the May 1, 2000 Prospectus


On Page 21 of the prospectus, under the heading "Charges and Deductions - Expense Charges Applied to Premium," please delete the third paragraph in its entirety and replace with the following:

Where permitted by applicable state insurance law, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy Loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the Expense Charge. The Return of Expense Charge will be a percentage of your Policy's Account Value on the date the surrender Request was received by us at our Principal Office. This amount will be in addition to the Surrender Benefit.

The Return of Expense Charge is based on the following:

                                    Percent of Account Value
          Policy Year                    Returned
          Year 1                            6%
          Year 2                            5%
          Year 3                            4%
          Year 4                            3%
          Year 5                            2%
          Year 6                            1%
          Year 7+                           0%

The Return of Expense Charge is not available if the Policy is surrendered under the terms of Section 1035 of the Code.


On Page 33 of the prospectus, under the heading "Distribution of the Policy," please delete the first paragraph in its entirety and replace with the following:

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with our general distributor, BenefitsCorp Equities, Inc. ("BCE"). BCE, whose principal business address is 8515 East Orchard Road, Englewood, Colorado 80111, is an indirect, wholly-owned subsidiary of Great-West and is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealer and is a member of the National Association of Securities Dealers, Inc. BCE also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 40% of the first year target premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a Return of Expense Charge.